UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

DATE OF REPORT (Date of earliest event reported): September 16, 2013

CARDIUM THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33635	27-0075787
(State of incorporation)	(Commission file number)	(IRS Employer Identification No.)

11750 Sorrento Valley Road, #250 San Diego, CA 92121	(858) 436-1000
(Address of principal executive offices)	(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

On September 16, 2013, Cardium Therapeutics, Inc. (“Cardium”) issued a press release that that LifeAgain Insurance Solutions Inc., a wholly-owned subsidiary in Cardium’s investment portfolio, and AgencyONE, its commercialization partner, have entered into agreements to market and sell term life insurance issued by Symetra Life Insurance Company under LifeAgain’s BlueMetric Select term life insurance program for men with active localized prostate cancer. A copy of the press releases is attached hereto as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

99.1	Press Release of Cardium issued on September 16, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDIUM THERAPEUTICS, INC.

Date: September 17, 2013	By:	/s/ Christopher J. Reinhard
Christopher J. Reinhard
Chief Executive Officer